IRA Idea!

                             Defined Asset Funds(R)

                         Index Series 4th Quarter 1999

                              The S&P 500 Trust 2

                       An Investment Seeking Total Return


                                                            [logo] Merrill Lynch

Instead of comparing your investment to an index, why not make your investment an index trust?

For equity investors, it's second nature to compare the performance of an investment with a general market measure like an index. Have you considered, however, that the best performance over time may come not from trying to outperform an index, but rather from investing like it?

Investing in a broad representation oaf the market, or indexing, is a strategy most equity investors can use as part of their overall financial plan - to seek growth in an otherwise conservative portfolio, or as a companion investment to hedge an aggressive equity strategy.

The S&P 500 Trust 2

Defined Asset Funds has a plan for you to seek results similar to those of the S&P 500 Index.* The objective of the Trust is to track the total return of the S&P 500 Index. It is created for investors, like you, who are looking for an opportunity to resemble the performance of a major market index at a reasonable cost.

Index Investing Offers Several Benefits:

Risk Reduction through Diversification

One of the best reasons for an indexing approach to investing is diversification. By owning units of this Trust, you participate in a broad portfolio. Through one purchase, you are instantly diversified among hundreds of companies in 11 market sectors.

Convenience

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When you invest in the S&P 500 Trust 2, you don't have to select individual stocks or market sectors. You are buying, in effect, the major sectors of the stock market represented by the Index. Of course, it is not possible to invest in the Index itself.

Investment Results+

While past performance is no guarantee of future results, if you had invested $10,000 at the Trust's inception and held through December 31, 1999, your investment could have achieved the following results:

[A mountain chart, captioned "Investment Results" compares the cumulative annual performance from 2/19/92 through 12/31/99 of an initial investment of $10,000 with an end fund value of $41,179]

Past Performance of the S&P 500 Trust 2
One Year
(Dec. 31, 1998-Dec. 31, 1999)
Total Return[++] ..........................................20.91%
Average Annualized Total Return[ss.] ......................18.19%

Five Year
(Dec. 31, 1994-Dec. 31, 1999)
Cumulative Total Return[++] ..............................248.33%
Average Annualized Total Return[ss.] ......................27.77%

Since Fund Inception
(Feb. 19, 1992-Dec. 31, 1999)
Cumulative Total Return [++] ..............................321.21%
Average Annualized Total Return  [ss.]......................19.71%

*"Standard & Poor's," "S&P 500 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's.

+  Maximum sales charge and expenses were deducted.

++ Total return figures represent price changes plus reinvestment of income and principal distributions (net of all expenses) but not reflect sales charges.

ss. Average annual returns reflect deduction of maximum applicable sales charges.

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The S&P 500 Trust Advantages

Cost

The minimum investment is about $250, with sales charge discounts available for purchases of $25,000 or more.

Diversification

There's no need for multiple security purchases. The Trust offers, diversification, with one price you can track weekly in Barron's.

Low Cost May Increase Total Return

The Trust has no management fees, only a small annual supervisory fee and operating expenses. Low Costs are essential in an index fund, since an index is a benchmark without expenses. Low Costs mean more of your money is invested and working for you.

Monthly Income or Reinvestment

The Trust pays income monthly, or you can elect to have dividend income and capital gains automatically reinvested into additional units of the Trust at the ten- current market value. By reinvesting your income, you not only increase your holdings, you also gain the important benefits that monthly compounding can have on total return.

Liquidity

Your investment may be sold at any time at the units' then-current market value, which may be more or less than your original cost.

Defined Asset Funds - Our Philosophy

At Defined Asset Funds, we are ever mindful that behind every investment dollar lies something infinitely more important - your investment goal. This is why we offer a full range of defined investments designed to meet a variety of objectives.

We are committed to providing our investors with some of today's most attractive equity and fixed-income investments, within the convenient structure of a Unit Investment Trust. For income, for growth or for total return, we believe that time in the market can be an effective strategy for growing your portfolio.

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At Defined Asset Funds, we set the foundation for all of our portfolios in this way, because we too have an important goal in mind - yours.


About the S&P 500 Index

o The Index is a well-known measure of 500 companies designed to be a performance benchmark for U.S. equity markets. It contains a variety of companies with diverse capitalization in order to represent the overall market. Most of these index stock are traded on the New York Stock Exchange.

o The Index was created in 1923 and comprised 233 stock. The list grew to 500 stocks by 1957. As of December 31, 1999, the Index consisted of 11 market sectors: basic materials, capital goods, communication services, consumer cyclical, consumer staples, energy, financials, health care, technology, transportation and utilities.

o On December 31, 1999, the Index had a market capitalization of $12.16 trillion.(1)

How the S&P 500 Index in Calculated

The S&P 500 Index is market-value weighted, which takes into account two factors: price per share and total number of shares outstanding. Therefore, the larger a company's capitalization, the greater the company's effect will be on the performance of the Index.

Top Ten Weighted Companies(2)


Name of Issuer                      Ticker       % of Total
                                    Symbol      Market Value

1.   Microsoft Corp.                MSFT           4.94%
2.   General Electric               GE             4.17
3.   Cisco Systems, Inc.            CSCO           2.92
4.   Wal-Mart Stores, Inc.           WMT           2.53
5.   Intel Corp.                    INTC           2.26
6.   Lucent Technologies, Inc.      LU             1.89
--------
         1  Source: FactSet
         2  As of December 31, 1999

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7.   AT&T Corp.                     T               .86
8.   International Business
     Machines Corp.                 IBM             .62
9    Exxon Mobil Corp.              XOM            1.61
10.  Citigroup, Inc.                C              1.54

Start Indexing Today!

Your financial professional can explain how the S&P 500 Trust may help you meet your personal investment goals, and provide a free prospectus containing more complete information, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

[logo] Defined Asset Funds.  Buy with Knowledge.  Hold with Confidence.

Defining Your Risks

As with any equity investment, the value of your investment will fluctuate with the value of the underlying stocks. The Trust may not be appropriate for investors seeking capital preservation or high current income. There can be no assurance that the Trust will meets its objective.

Because of sales charges, expenses and commissions, as well as the fact that the Trust may not own all of the stocks in the Index or in the same proportions, or be fully invested at all times, Trust performance will vary somewhat from the performance of the Index. Dividends and any net capital gains distributed will be subject to tax each year, whether or not reinvested. Consult your tax advisor concerning state and local taxation.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.


Amount                               Total Sales Charge as a % of
Purchased                                Public Offering Price

Less than $25,000                                2.25%
$25,000 to $49,999                               2.00
$50,000 to $74,999                               1.75
$75,000 to $99,999                               1.50
$100,000 to $249,000                             1.25

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$250,000 to $999,999                             1.00
$1,000,000 to $4,999,999                         0.75
$5,000,000 to $14,999,999                        0.50
$15,000,000 or more                              0.25

[logo] Printed on recycled paper.                32711SJ-1/00


Copyright 2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SPIC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.

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